UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2008

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

At 4:20 p.m. (EDT)  today, Ashland Inc.’s Chairman and Chief Executive Officer, James J. O’Brien, is scheduled to speak at the Goldman Sachs Basic Materials Conference 2008 in New York City.  A copy of the supporting materials for this presentation is attached hereto as Exhibit 99.1, and incorporated herein by reference.  The supporting materials provide summary information and are to be considered in the context of Ashland’s filings with the Securities and Exchange Commission and other public announcements.

Ashland is furnishing this information pursuant to the SEC’s Regulation FD.  By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Presentation slides dated May 21, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

May 21, 2008	/s/ J. Marvin Quin
J. Marvin Quin
Senior Vice President
and Chief Financial Officer

 EXHIBIT INDEX

99.1	Presentation slides dated May 21, 2008.